UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 23, 2026

Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-34073 (Commission File Number)	31-0724920 (I.R.S. Employer Identification No.)

Registrant’s address: 41 South High Street, Columbus, Ohio 43287

Registrant’s telephone number, including area code: (614) 480-2265

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	NASDAQ
Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 6.875% Series J Non-Cumulative, perpetual preferred stock)	HBANL	NASDAQ
Common Stock-Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.
Other Events

As previously announced, on October 26, 2025, Huntington Bancshares Incorporated (“Huntington”) and Cadence Bank, a Mississippi-chartered bank (“Cadence”), issued a joint press release announcing the execution of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 26, 2025, by and among Huntington, The Huntington National Bank, a national bank and a wholly-owned subsidiary of Huntington (“Huntington National Bank” and, together with Huntington, the “Huntington Parties”), and Cadence, pursuant to which, upon the terms and subject to the conditions set forth therein, Cadence will merge with and into Huntington National Bank (the “Merger”), with Huntington National Bank continuing as the surviving bank in the Merger.  On January 6, 2026, Huntington and Cadence each held a special meeting of stockholders to consider certain proposals related to the Merger Agreement, each of which were approved by Huntington’s and Cadence’s respective stockholders.  All required regulatory approvals to complete the Merger have now been received.  The closing of the Merger is expected to occur on or about February 1, 2026, subject to the satisfaction or waiver of the remaining closing conditions set forth in the Merger Agreement.

On January 23, 2026, Huntington announced its offering of debt securities. In connection with such offering, Huntington is filing: (i) as Exhibit 99.1 to this Current Report on Form 8-K, Cadence’s audited consolidated financial statements as of December 31, 2024 and 2023 and for the fiscal years ended December 31, 2024, 2023 and 2022; (ii) as Exhibit 99.2, Cadence’s interim unaudited consolidated financial statements as of September 30, 2025 and for the three and nine months ended September 30, 2025 and 2024; (iii) as Exhibit 99.3, the unaudited pro forma condensed combined financial statements of Huntington and Cadence, including (a) the unaudited pro forma condensed combined balance sheet of Huntington and Cadence as of September 30, 2025, giving effect to the Merger as if it had been completed on September 30, 2025, and the unaudited pro forma condensed combined income statement of Huntington and Cadence for the nine months ended September 30, 2025, giving effect to the Merger as if it had been completed on January 1, 2024, and (b) for the year ended December 31, 2024, the unaudited pro forma condensed combined statement of income of Huntington and Cadence for the year ended December 31, 2024, giving effect to the Merger as if it had been completed on January 1, 2024; and (iv) as Exhibit 23.1, the consent of Forvis Mazars, LLP, independent registered public accounting firm of Cadence.  This Current Report on Form 8-K does not modify or update these financial statements, which were included in Huntington’s Current Report on Form 8-K filed on December 1, 2025.

This Current Report on Form 8-K does not modify or update the consolidated financial statements of Huntington included in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2024, or in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, nor does it reflect any subsequent information or events.  The information referenced in items (i)–(ii) above was previously disclosed by Cadence in its reports filed with the Board of Governors of the Federal Reserve System (the “Federal Reserve”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2025.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This filing contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, estimates, and uncertainties that are beyond the control of Huntington. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: changes in general economic, political, regulatory or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as Federal Deposit Insurance Corporation (the “FDIC”) special assessments, long-term debt requirements and heightened capital requirements; potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”); volatility and disruptions in global capital, foreign exchange and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact and timing of our business strategies, including market acceptance of any new products or services, including those implementing our “Fair Play” banking philosophy; introduction of new competitive products, such as stablecoins, and new competitors such as financial technology companies and other “nontraditional” bank competitors; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the Securities and Exchange Commission (the “SEC”), the Office of the Comptroller of the Currency, the Federal Reserve, the FDIC, the Consumer Financial Protection Bureau and state-level regulators; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against Huntington or Cadence; delays in completing the proposed transaction involving Huntington and Cadence; the failure to satisfy any of the conditions to the Merger on a timely basis or at all; the possibility that the anticipated benefits of recent or proposed acquisitions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of Huntington and Cadence or as a result of the strength of the economy and competitive factors in the areas where Huntington and Cadence do business; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the ability of Huntington and Cadence to meet expectations regarding the timing, completion and accounting and tax treatment of the Merger; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the Merger; the ability to complete the Merger and integration of Huntington and Cadence successfully; the dilution caused by Huntington’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Huntington.

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws.  If Huntington updates one or more forward-looking statements, no inference should be drawn that Huntington will make additional updates with respect to those or other forward-looking statements.  As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2024 and in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025, and September 30, 2025 and the documents subsequently filed by us with the SEC.  We assume no obligation to update any forward-looking statements.  The foregoing list of factors is not exhaustive.  For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Huntington's Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, as filed with the SEC and available on its website at www.sec.gov.

Item 9.01.
Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
23.1	Consent of Forvis Mazars, LLP, independent registered public accounting firm (with respect to Cadence Bank).

99.1	Audited consolidated financial statements of Cadence Bank as of December 31, 2024 and 2023, and for each of the fiscal years ended December 31, 2024, 2023 and 2022.

99.2	Interim unaudited consolidated financial statements of Cadence Bank as of September 30, 2025 and for the three and nine months ended September 30, 2025 and 2024.

99.3
Unaudited pro forma condensed combined financial statements of Huntington Bancshares Incorporated and Cadence Bank (a) as of and for the nine months ended September 30, 2025 and (b) for the year ended December 31, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

	By:	/s/ Marcy C. Hingst
Marcy C. Hingst General Counsel and Corporate Secretary
Date: January 23, 2026